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STATE OF GEORGIA                                                 EXHIBIT 10.36

COUNTY OF FULTON

                                 LEASE AGREEMENT



         THIS LEASE, made this 22nd day of December, 1995 between MANSELL OVERLOOK 100, LLC, a Georgia limited liability company having his principal office at 70 Mansell Court, Suite 225, Roswell, Georgia 30076, telephone no.
(770) 993-5056, facsimile no. (770) 998-0515 (herein called "Landlord") and COMPDENT CORPORATION, a Delaware corporation, having its principal office at 8800 Roswell Road, Suite 295, Atlanta, Georgia, 30350, telephone no. (770) 998-8936, facsimile no. (770) 992-4359 until the Commencement Date and thereafter at the Premises (herein called "Tenant").

PREMISES                   1. Landlord hereby leases to Tenant and Tenant hereby
AND               rents and leases from Landlord the following described space
TERM              (herein called the "Premises") being approximately 56,406
                  square rentable feet (which is 34.9% of the Building) Suites #
                  400 and # 500 on the 4th and 5th Floors in Mansell Overlook
                  Building # 100 (hereinafter referred to as the "Building") located at 100 Mansell Court East, Roswell, Georgia 30076
                  (hereinafter referred to as the "Property") in Land/Lot(s) 543 of the 1st District 2nd Section in The City of Alpharetta. In addition to the Premises, Tenant is hereby granted a non-exclusive right to use the common areas associated with the Building, in accordance with the terms of the Lease; a non-exclusive right to park 266 automobiles in the parking lot located upon the Property; a non-exclusive right to park 80 compact automobiles during Normal Business Hours as set forth in paragraph 8(a) below and subject to Landlord's relocation rights set forth in paragraph 11, below, on the land adjacent to the Property known as Mansell Court East (the "Extra
                  Parking"); and a nonexclusive right to park an additional 20 compact automobiles during Normal Business Hours as set forth in paragraph 8(a) below and subject to Landlord's relocation rights set forth in paragraph 11 below, in locations determined pursuant to paragraph 11 of this Lease. The
                  Building, the Property, and the location of the Extra Parking are shown on the site plan attached hereto as EXHIBIT A. The
                  Premises being more particularly shown and outlined on the plan attached hereto as EXHIBIT A-1 and made a part hereof;
                  FOR A TERM to commence on the Commencement Date and to end at the later of 6:00 P.M. on the 30th day of August, 2003 or the last day of the eighty-fourth (84th) full calendar month after the Commencement Date (herein called the "Term"). No easement for light and air is granted hereunder. Landlord hereby represents that the rentable square footage of the Premises and the Building shall be computed in accordance with the standards of the American National Standard Z65.1-1980 as published by the Building Owners Management Association, as reasonably adjusted to allocate to the Premises 906 square feet of lobby common areas not addressed by such standards for each of the 4th and 5th Floors. Within thirty(30) days of the Commencement Date, Landlord shall deliver to Tenant a statement from Landlord's architect certifying as to the square footage of the Premises and the Building. If Tenant disagrees with such statement, Tenant may retain an architect to remeasure the Building and the Premises. In the event the measurements of Landlord's architect and Tenant's architect differ, the determination of the square footage of the Premises and the Building shall be made by a third architect satisfactory to Landlord and Tenant, or if Landlord and Tenant cannot agree on such a third architect, Smallwood, Reynolds, Stewart, Stewart & Associates, Inc. (or an architect selected by the American Arbitration Association in accordance with its then current procedures in the event
                  Smallwood, Reynolds, Stewart, Stewart & Associates, Inc. is not willing to perform such services). The measurements of the third architect shall be conclusively binding on Landlord and Tenant. If the square footage of the Premises and the Building as ultimately determined is different than the amounts set forth above, then Landlord and Tenant shall enter into an amendment of this Lease amending Tenant's pro rata share of the Building for purposes of paying Adjustments pursuant to Paragraph 9, the amount of Base Rental payable by Tenant, the amount of the Tenant Improvement Allowance provided pursuant to Paragraph 39 below, and such other modifications as are appropriate.

BASE                       2 (a) Tenant shall pay to Dove Properties, Inc., as
RENTAL Agent for Landlord at Suite 225, 70 Mansell Court, Roswell, Georgia 30076 or at such other places as Landlord designates in writing, without demand, deduction or set-off, rental in the amount of $815,066.76 per year ($14.45 per rentable square foot per annum; hereinafter called "Base Rental") payable in equal monthly installments of $67,922.23 in advance, on the first day of each calendar month during the Term. A pro rata monthly installment shall be due for the first and last month of the Term should the Term begin or end on other than the first or last day of the calendar month. On the date on which Landlord and Tenant have executed this Lease, Tenant has deposited with Landlord $93,304.93, representing the installment for the first monthly Base Rental payable hereunder plus the installment for the first monthly Adjustment payable in Paragraph 9(j).


                             (b) Landlord and Tenant hereby agree that beginning
                  with the Base Rental payment due on the first anniversary of the Commencement Date and every anniversary date thereafter during the Term, the monthly Base Rental shall be increased by the "Rental Adjustment" being an amount equal to the product of (i) the monthly Base Rental in effect for the previous month (as such sum may have been increased by any previous Rental Adjustment hereunder), multiplied by (ii) four percent (4%).



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DELIVERY OF                3.(a) The "Commencement Date shall be the sooner to
POSSESSION        occur of the date of Substantial Completion of the Building
TO TENANT         and the Premises or the date on which Tenant commences the
BY LANDLORD       operation of its business in the Premises. For purposes of this Lease, "Substantial Completion" shall occur on the first date on which all of the following conditions have been satisfied: (i) the Building shall be completed in accordance with the Building Plans (as hereinafter defined) and the Premises shall be completed in accordance with the Tenant
                  Improvement Plans (as hereinafter defined) except for minor punchlist items which do not materially and adversely affect the full use and occupancy of the Premises by Tenant and do not detract from the aesthetic appearance of the Premises;
                  (ii) a final certificate of occupancy shall be issued with respect to the Premises; (iii) the electrical, mechanical, life safety, and HVAC systems serving the Premises shall be completely installed and in good operating condition; (iv) the paved parking areas, driveways and walkways serving the Building shall be completed; (v) all common areas and facilities necessary for the use and enjoyment of the Premises shall be completed; and (vi) ten (10) days shall have expired since Tenant shall have been given access to the Premises
                  (with ceilings and carpet installed) for the purposes of installing its furniture, cabling and computer and other equipment. All furniture, computer and other equipment and other personal property moved into the Premises shall be at Tenant's sole risk, subject, however, to the terms of subparagraph 20(f) establishing liability on the part of the Landlord for proven acts of negligence or willful misconduct committed by Landlord, its agents, contractors or employees.

                             (b) Landlord shall notify Tenant of the anticipated
                  completion not less than thirty (30) days prior to the Commencement Date. The taking of possession by Tenant shall conclusively establish that said improvements have been completed in accordance with the building plans and the plans depicting improvements to be made to the Premises referred in paragraph 39 below (the "Tenant Improvement Plans") and that the Premises are in good and satisfactory condition at the time possession is taken, subject to "punch list items" submitted to Landlord prior to occupancy and latent defects discovered during the first year after the Commencement Date.

                             (c) Tenant's contractors, consultants, vendors and
                  suppliers shall have access to the Premises during the thirty
                  (30) day period prior to the Commencement Date for the purposes of installing Tenant's cabling, telephone system and otherwise preparing the Premises for occupancy by Tenant, except that Tenant may not move furniture into the Premises prior to the issuance of a certificate of occupancy unless the appropriate governmental authorities permit such furniture to be moved into the Premises. Tenant's contractor shall also have earlier access to the Premises for the purpose of installing computer and other cabling in the slab of the Premises provided such installation is coordinated with the Landlord and its contractor. Tenant agrees not to unreasonably interfere with Landlord's contractors, subcontractors, employees and agents. Tenant acknowledges that in the event of a conflict between the work to be performed by its contractors and work to be performed by Landlord's contractors, Landlord's contractors shall have priority.

                             (d) Landlord will use its reasonable, good faith
                  efforts to cause the Commencement Date to occur on or before September 1, 1996. If the Commencement Date has not occurred on or before November 1, 1996, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord, in which event Landlord shall refund to Tenant the $93,304.93 previously paid by Tenant to Landlord pursuant to paragraph 2(a), above. Notwithstanding anything herein to the contrary, however, the November 1, 1996 deadline for the occurrence of the Commencement Date set forth above shall be extended (for a maximum period of sixty (60) days) upon the occurrence of any force majeure. As used herein, "force majeure" shall mean strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.



REPAIRS BY                 4.(a) Subject to Landlord's repair obligations set
TENANT AND        forth in Paragraph 6(a) below, Tenant will, at Tenant's
REMOVAL OF        expense, take good care of the Premises and the fixtures and
IMPROVEMENTS      appurtenances therein, and will suffer no active or
AND               permissive waste or injury thereof. Subject to the terms of
ALTERATIONS       Paragraph 22 below, Tenant shall, at Tenant's expense, but
UPON              under the direction of Landlord, promptly repair any injury or
TERMINATION       damage to the Premises or the Building caused by the misuse or neglect thereof by Tenant, or by persons permitted on the Premises by Tenant, or Tenant moving in or out of the Premises.

                             (b) Tenant shall not make any alterations,
                  additions or improvements to the core of the Building or in or about the Premises which affect the electrical, mechanical or plumbing systems or structural integrity of the Building. No alteration work shall materially interfere with other Tenants in the Building. Tenant may make any other alterations, additions or improvements to the Premises without Landlord's consent provided Tenant shall give Landlord prior written notice describing with reasonable specificity any proposed alteration, addition or improvement. If the alteration, addition or improvement in question will materially and adversely affect the marketability of the Premises upon the expiration or earlier termination of the Term (determined with reference to other "second generation" office space in the Market), Landlord may, within ten (10) days of the receipt of Tenant's notice, notify Tenant that Landlord will require that Tenant, no later than ten (10) days following the expiration or earlier


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                  termination of the Term, remove such alteration, addition or improvement to the Premises and restore the Premises to the condition that existed prior to such alteration, addition or improvement being made (reasonable wear and tear excepted). If Landlord timely notifies Tenant that it will require the alteration, addition or improvement in question to be removed upon the expiration of the Term and Tenant moves forward and installs such alteration, addition or improvement, then, upon the expiration of the Term, Tenant shall be required to remove such alteration, addition or improvement and restore the Premises to the condition that existed prior to such alteration, addition or improvement being made (reasonable wear and tear excepted). The parties agree that the following alterations or improvements could be required to be removed pursuant to the standard established by this subparagraph: alterations consisting of a raised floor computer room, alterations resulting in offices or office areas smaller than the offices constructed as part of the initial improvement of the Premises, and material alterations to the reception area which materially affect pedestrian flow through the reception area. In addition to complying with the Rules and Regulations set forth on Exhibit "C" attached hereto and the other terms of this Lease, Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything herein which is not within the permitted use of the Premises which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. In the event that Tenant's actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance on the Building and/or the Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord. Landlord agrees to use to give Tenant written notice of the proposed voiding, suspensions, or increase in the premium of, such insurance, and an opportunity to cease any conduct causing same, prior to Tenant's incurring the cost of such increased premium. Tenant shall have the right to pay of any such increased premium cost in lieu of ceasing such conduct, as long as such conduct is not otherwise prohibited in the Lease. The foregoing to the contrary notwithstanding, Tenant shall not use or permit the Premises to be used in violation of the prohibitions of Paragraph 4 of the "Rules and Regulations" attached hereto. In no event shall Tenant be required to remove any improvements made pursuant to the Tenant Improvement Plans.

                             (c) All alterations, additions or improvements in
                  or to the Premises (including, but not limited to carpets, drapes and drape hardware) made or installed by Tenant which were paid for by Tenant and were not part of the Tenant Improvement Plans shall become the property of Landlord at the expiration of the Term. Notwithstanding anything herein to the contrary, Tenant may elect to have Landlord remove any alterations, additions or improvements to be removed pursuant to subparagraph 4(b) above, at Tenant's expense, provided Tenant so notifies Landlord in writing prior to the expiration of the Term and pays to Landlord on or before the last day of the Term the funds necessary to complete such removal and restoration, the amount of which funds shall be determined by Landlord in its reasonable discretion. Landlord acknowledges that Tenant shall be allowed to remove at Tenant's expense all modular work station cubicles, and any computer hardware, which is owned or which was purchased by Tenant.

                             (d) Subject to the terms of subparagraphs 4(b) and
                  (c) above, no later than the last day of the Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said property and surrender the Premises (together with all keys to the Premises) in as good a condition as they were at the beginning of the Term, reasonable wear and tear and damage by casualty or condemnation excepted (subject, however, to the terms of paragraph 20 below). All property of Tenant remaining on the Premises after Tenant has vacated the Premises shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to the Premises by Tenant and for Tenant to restore the Premises to its original condition pursuant to the preceding subparagraph 4(b) above.

                             (e) In doing any work of any nature in, to or about
                  the Premises, Tenant will use contractors or workmen approved by Landlord. Tenant shall promptly pay and discharge any and all licenses, imposts, liens or other charges arising out of or in connection with the performance of any act required of or permitted Tenant hereunder and shall keep the Premises free and clear from any such liens or charges. In furtherance thereof, Tenant agrees to indemnify and hold Landlord harmless from and against any and all losses, costs, damages or liabilities resulting from or attributable to any liens or claims of lien for said work and Tenant shall remove any such lien or claim of lien promptly upon notice from Landlord or upon any prior notice of such lien or claim of lien.

                             (f) In the performance of acts required or
                  permitted by Tenant under Paragraph 7 or any other provisions of this Lease, Tenant shall obey and comply with all lawful requirements, rules, regulations and ordinances of all legally constituted authorities existing at any time during the continuance of such performance which in any way affects the Premises or the use of the Premises by Tenant. Such compliance shall include compliance by Tenant with requirements of the Occupational Safety and Health Act and all amendments thereto, as the same applies to Tenant's use of the Premises. Should any such requirement, rule, regulation or ordinance which does not apply to the Building generally, but which instead applies by virtue of Tenant's specific manner of use of the Premises, require any alteration or addition to the Premises, Landlord shall perform same at Tenant's expense. Landlord shall, at Landlord's



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                  expense but subject to inclusion in Adjustments pursuant to paragraph 9 below [subject, however, to the limitations set forth in subparagraphs 9(k) and (m)], perform any alterations or additions to the Premises required by any law or act which are not required by virtue of Tenant's specific manner of use of the Premises.

TENANT                     5. Landlord shall not be liable to Tenant for any
RISK theft of or damage to any personal property brought into the Building or the Premises by Tenant, its employees, agents, contractors, licensees and invitees, except where such theft or damage results from proven acts of negligence or willful misconduct for which Landlord or its agents, contractors or employees are proven to be responsible.

REPAIRS AND                6. (a) Tenant shall be responsible for its pro
MAINTENANCE       rata share of the cost of all maintenance and repair
                  required in connection with the Premises and the Building to the extent such costs fall within the scope of the Adjustments in accordance with Paragraphs 8 and 9. Landlord shall not be liable to Tenant,except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent, by reason of any repairs, alterations or additions made by Landlord under this Lease, except as provided in Paragraphs
                  8 and 10. Landlord shall not be required to make any repairs to the Premises except repairs necessary for safety and tenantability, repairs to the systems (including without limitation the plumbing, electrical, and heating, ventilating, and air conditioning systems) serving the Premises, repairs to the roof and structural components of the Premises, and repairs necessitated by the proven acts of negligence or willful misconduct of Landlord, its agents, contractors or employees. Landlord shall also be responsible for repairing and maintaining in good condition the common areas of the Building and the parking areas, driveways, walkways and landscaped areas serving the Building. All such costs shall be included in the Adjustments pursuant to the terms of Paragraph 9 below.

                           (b) Subject to the terms of Paragraph 22 below,
                  Tenant shall, at its own cost and expense repair or replace any damage or injury to all or any part of the Premises caused by Tenant its agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make the repairs or replacements within the cure period provided in Paragraph 12, Landlord may, at his option, make the repairs or replacements and Tenant shall reimburse the cost to Landlord on demand.

                           (c) Tenant shall not commit or allow any waste or
                  damage to be committed or any hazardous materials to be stored or used on any portion of the Premises or in the Building (except in compliance with applicable laws). The cost and expense of any repairs and clean-up necessary to restore the condition of the Premises to its condition existing on the Commencement Date, ordinary wear and tear excepted, shall be borne by Tenant, and if Landlord undertakes to restore the Premises, it shall have the right of reimbursement against Tenant, or as provided in Paragraph 4 above. Tenant's obligation to remove alterations, additions, or improvements shall be as set forth in Paragraph 4 above.

USAGE                      7. Tenant shall use and occupy the premises as
                  general offices and uses ancillary thereto (including, without limitation an employee break room) and for no other purpose. Tenant shall use the fifth floor as an executive office floor accommodating no more than 126 people and the fourth floor as a clerical floor accommodating no more than 241 people. For purposes of this paragraph, the number of people accommodated on either floor shall be determined based on the total number of desks, offices, cubicles, conference training room seats, or other designated spaces located thereon. Tenant acknowledges that the accommodation of 241 people on the fourth floor of the Building exceeds the current design standards for the Building and agrees to pay to Landlord all costs associated with increasing the capacity of the Building systems beyond the design limit of 166 people to accommodate such increased personnel density. Such Building systems upgrade shall be governed by the terms of paragraph 4, above. Tenant may use Landlord's Building Architect and Landlord's consulting engineers to design the changes required to densify the Building as aforesaid but, in the event Tenant engages other architects or engineers to design such changes, Tenant shall reimburse Landlord for the expense incurred by Landlord in having Landlord's Building Architect and consulting engineers review and approve the plans and specifications for such design changes. Tenant's use of the Premises shall not violate any ordinance, law or regulations of any governmental body or the "Rules and Regulations" of Landlord as made a part hereof. In case of breach of this covenant, Tenant agrees that Landlord may declare the lease to be in Default as defined in Paragraph 12 below (if such breach is not cured within the applicable cure period) and may terminate either this Lease or Tenant's right to possession hereunder by giving Tenant sixty (60) days notice to vacate. Landlord represents that Tenant's permitted use of the Premises set forth in first sentence of this Paragraph 7 shall be in full compliance with all applicable zoning, land use and development laws and that if Tenant uses the Premises as permitted herein, its use shall not cause any increase in the existing rates payable with respect to any fire or other insurance policies relating to the Building. The Premises shall be used for purposes otherwise in keeping with the Class A nature of the Building.

Services,                  8. (a) Landlord shall furnish, at Tenant's pro rata
Elevator, Water   cost and expense as provided in Paragraph 9, the following
Cleaning &        services: (i) elevator service; (ii) heating and air
Electricity       conditioning; (iii) hot and cold domestic water and common use of restrooms, and (iv) cleaning services; (v) security services consisting of electronic keyed access to the Building and a manned on-site after-hours station; and (vi) exterior window washing. The services described in clauses



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                  (i), (iii) and (v) shall be provided each day during the
                  Term of this Lease. The services described in clause (iv) shall be provided on each normal business day except Holidays. The services described in clause (ii) shall be available from 8:00 a.m. until 6:00 p.m. Monday through Friday inclusive, and 8:30 a.m. until 1:00 p.m. on Saturdays, except Holidays (herein referred to as "Normal Business Hours"). As used herein, the term "Holidays" shall mean New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other holidays generally observed by the owners of comparable buildings in the Market. Heating, air conditioning and electric service shall also be available on demand by Tenant by virtue of switching located within the Premises to switch on the heating and air conditioning by floor or quadrant of a floor of the Premises at Tenant's expense during hours after Normal Business Hours at rates not in excess of the lowest rate charged to other tenants of the Building for comparable service (hereinafter referred to as the "After Hours Cost"). The After Hours Cost shall be equal to the sum of (1) the cost of all electricity consumed in the operation of the Premises (as recorded on electric submeters installed by Landlord at Tenant's expense); (2) the cost of all water consumed for air conditioning and restroom facilities; (3) the actual cost of Landlord's maintenance personnel or contractors needed to serve Tenant's after hours requirements, if any; and (4) the product of (i) the number of hours the Premises are occupied by Tenant above the Normal Business Hours, multiplied by (ii) the "After Hours Rate" (as hereinafter defined) The "After Hours Rate" shall be an hourly rate equal to the sum of: (1) the increased maintenance cost, if any, per hour resulting from Tenant's after hours use of all Building and Premises systems; (2) the incremental hourly cost of all water and electricity consumed by the Building systems (e.g., cooling tower, fresh air fans, elevator, lobby, lighting, etc.) which is attributable to Tenant's occupancy of the Premises during times other than the Normal Business Hours; and (3) if the heating and air conditioning system was used, the hourly replacement cost of the Building and Premises heating and air conditioning systems computed by dividing the installed replacement costs of such systems by the operating life (in hours) of such systems. Landlord may charge Tenant for administering the After Hours Cost the lesser of $35.00 per usage beyond the Normal Business Hours, $200.00 per month or $2,400.00 per calendar year. The charges for After Hours Cost plus the administrative charges shall be invoiced to Tenant by the twentieth (20th) of each month and paid by Tenant to Landlord by the first of the succeeding month. Paragraph 9(k) of the Lease shall govern the After Hours Cost.

                             (b) As provided in Paragraph 9, Landlord shall also
                  furnish, at Tenant's pro rata cost and expense pursuant to Paragraph 9 below, electric current on the Premises for lighting and for small business machinery only (e.g., desk top computers, fax machines, printers, kitchen appliances in Tenant's employee breakroom and other small office equipment) using 110 volt, 20 AMP circuits. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other tenants in the Building. If Tenant shall use any equipment which would result in subparagraph 8(e) below being applicable, Tenant shall notify Landlord within ten (10) business days after installing such equipment. Tenant shall not, without Landlord's prior written consent, in each instance, make any alteration to the electrical system. All additional circuits or equipment required shall be provided by Landlord and the reasonable cost of installation and the power consumption thereof shall be paid by Tenant upon Landlord's demand.

                             (c) If Tenant uses any of the services or electric
                  current enumerated in this paragraph in an amount or for a period in excess of that provided for herein, on an average basis, taking into account both floors of the Premises, then Landlord reserves the right to charge Tenant as additional rent a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to reasonableness of such charge, the opinion of the appropriate local utility company or local independent professional engineer shall prevail.

                             (d) Subject to the terms of subparagraph 20(f)
                  below, Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or breakdown, nor shall Landlord be liable for damages from the stopping of elevator nor elevator service, or any of the fixtures or equipment in the Building being out or repair, or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, elevators or water apparatus, or for any damages arising out of failure to furnish the services enumerated in this paragraph. Notwithstanding the foregoing, in the event that
                  (i) Landlord fails to provide services in Paragraph 8(a) to Tenant or to make any repair as required by this Lease for a continuous period in excess of seven (7) business days following written notice from Tenant of such failure (which notice shall specify the date on which such failure first occurred) and such failure is not caused by the failure of any public utility to provide service to the Premises or the Building, and (ii) such failure results in all or a substantial portion of the Premises being untenantable, Landlord shall provide Tenant an offset against rents next owing, in an amount equal to the Base Rental and Adjustments due under this Lease (with the amount of such offset of rent being prorated based on the portion of the Premises which is rendered untenantable in the event such failure does not render the entire Premises untenantable) from and after the expiration of such seven (7) business day period and until such time as Landlord resumes providing such service or services to Tenant or makes the repair in question. The following are examples of conditions that the parties agree will result in all or a portion of the Premises being untenantable: the unavailability of air conditioning during hot summer months; the unavailability of heating during cold winter months; the absence of janitorial services; and the absence of electrical services to the Premises.

                             (e) In the event that Tenant uses equipment which
                  consumes electricity
                  in excess of the electricity consumed by equipment typically used in the operation of a business office (e.g., personal computers, printers and fax machines) or in the event Tenant consistently operates its business in all or a substantial portion of the Premises for hours in excess of hours specified in subparagraph 8(a), Landlord may separately meter the electrical consumption of the Premises or a substantial portion of the Premises. In such event, Tenant agrees to pay Landlord Tenant's pro rata share of such cost derived from Tenant's floor area of the Premises as a ratio of the total floor area of the Building or any smaller component thereof having a separate utility and/or service measuring device (e.g., meter) to determine such cost. Such payment by Tenant to Landlord shall be paid in the same manner and time as Base Rental in Paragraph 2, above. Landlord agrees to include a provision such as this in the leases relating to other space in the Building and enforce its provisions as to any tenant which uses any disproportionately large amounts of utilities and/or services. Any costs paid by Tenant pursuant to the terms of this subparagraph 8(e) shall not be included in Adjustments pursuant to Paragraph 9 below. In the event that all or a substantial portion of the Premises is separately metered, then an appropriate adjustment to the amount of Adjustments shall be made (e.g., in the event that the entire Premises is separately metered, then the only cost of electricity included in Adjustments shall be electricity consumed in connection with the common areas of the Building).

                           (f) In the event Tenant does not pay Landlord for
                  utilities, Base Rental, and/or services when due and fails to cure such default within the applicable cure period, Landlord may, after three (3) days written notice to Tenant, discontinue supplying such utilities and/or services. Tenant hereby holds Landlord harmless for actual and consequential damages incurred by Tenant due to discontinuance of utility and/or services caused by Tenant's failure to pay Landlord amounts due.

ADJUSTMENTS                9. In addition to the Base Rental provided in
                  Paragraph 2 herein above, Tenant shall pay to Landlord the following expenses of operating the Premises and Tenant's pro rata share of the following expenses of operating the Building, such expenses are herein called "Adjustments" (for purposes of this provision, Tenant's pro rata share shall be computed by dividing the total floor area of the Premises by the total floor area of the Building, which pro rata share is hereby agreed to be 34.9%):

                              (a) All real estate taxes on the Building and the
                  Premises, including land, the Building and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises, including any taxes which may be levied on rents and/or any cost incurred by Landlord in contesting or mitigating same.

                              (b) All insurance on the Building and the Premises
                  including all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on the Building and the Premises.

                              (c) All costs to maintain, repair and replace
                  common areas, parking lots, sidewalks, driveways and other areas, facilities and equipment used in common by the tenants of the Building. It is agreed that Tenant shall pay 100% of the costs to maintain the Extra Parking.

                              (d) Any parking charges, utility surcharges, or
                  any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with Tenant's use or occupancy of the Premises or the parking facilities serving the Premises.

                              (e) The cost of providing the services enumerated
                  in Paragraph 8 above.

                              (f) The cost of maintaining and repairing the
                  Building, its mechanical, electrical, plumbing and heating, ventilating and air conditioning systems, and exterior, including the roof system and glass.

                              (g) The cost of maintaining and repairing the
                  Premises.

                              (h) The cost of property management, not to exceed
                  four percent (4%) of gross rentals and revenues collected from Tenant.

                              (i) Tenant is hereby notified that the estimated
                  monthly installments of "Adjustments" are payable per month in the amount of $25,382.70 and at the rate of $5.40 per square foot (rentable) per year beginning on the Commencement Date, and continuing each month in advance on the first day thereof. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By April 1st of each year Landlord shall give Tenant a statement showing the total Adjustments for the Building for the prior calendar year and Tenant's allocable share thereof, prorated from the Commencement Date. Landlord's statement shall show a breakdown of Adjustments into at least the following categories: real estate taxes, insurance, common area maintenance, building maintenance, utilities and garbage and property management fee. In the event the total of the monthly payments which Tenant has made for the prior calendar year are less than the Tenant's actual pro rata share of such Adjustments, then Tenant shall pay the difference in a lump sum with the next installment of Base Rental but no less than ten days after receipt of such statement from Landlord and shall concurrently pay the difference between the revised monthly payments for the then current calendar year versus the amount actually paid. In the event the total of the monthly payments which Tenant has made for the prior calendar year are greater than Tenant's actual pro rata share of such Adjustments, then the amount of such overpayment shall be credited towards the monthly Base Rental or Adjustments next coming due. The projected actual Adjustments for the current year shall be used for the purposes of calculating the anticipated monthly Adjustments for the then current year with actual determination of such Adjustments after each calendar year as above provided. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of said Adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

                             (j) Notwithstanding anything to the contrary
                  contained in this Lease, the following items shall be excluded (or, as applicable, deducted) by Landlord in determining or calculating Adjustments: (i) the cost of repairs or other work occasioned by fire, windstorm or other casualty or loss, or by the exercise of eminent domain, to the extent that same are covered by proceeds of insurance or condemnation awards; (ii) rental concessions or lease buy-outs; (iii) the costs of renovating or otherwise improving or decorating, painting or redecorating other premises for tenants of the Building or any other costs related to procuring new leases or renewals, expansions or extensions of existing leases; (iv) depreciation; (v) amounts paid to Landlord, subsidiaries or affiliates of Landlord, for services to the Building if and to the extent the cost therefor exceeds competitive costs for such services in comparable projects or buildings located within the Market were they not so rendered by Landlord, or a subsidiary or affiliate of Landlord; (vi) payments of principal, interest or other payments or any kind on any deeds to secure debt, mortgages, ground or underlying lease(s), or other hypothecations for security of all or any part of the Project or the Building by Landlord; (vii) any compensation paid to clerks, attendants, or other persons or entities in any commercial concessions operated by Landlord; (viii) all items and services and goods for which Tenant or any other tenant, occupant, person or other party reimburses Landlord or pays third parties; (ix) wages, salaries and other compensation paid to employees of the Landlord at the Building who are above the grade of Building superintendent or manager; (x) brokerage, legal and professional fees expended by Landlord in connection with negotiating and entering into any leases and any related instruments (including without limitation, guaranties, surrender agreements, leasing amendments and consents to assignment or subletting) with any tenant or other occupant of any portion of the Project or the Building and the enforcement of any such instruments; (xi) estate, inheritance, gift, transfer, net worth, intangibles, franchise and income taxes of Landlord (but in no event shall this subparagraph exclude rent taxes or any net worth, franchise or income tax assessment in lieu of and in substitution for real estate taxes); (xii) all other items for which Tenant or any other tenant, occupant or other party compensate Landlord under this Lease so that no duplication of payments by Tenant to Landlord shall occur; (xiii) any costs, fines or penalties incurred due to violations by Landlord of any law; (xiv) the cost of the initial construction of the Building or any subsequent additions thereto and the cost of correcting any defects in such construction; (xv) expenses for the replacement of any item covered under warranty to the extent of proceeds or payments actually received by Landlord under such warranty; (xvi) Landlord's general corporate overhead and administrative expenses except as permitted in Paragraph 9 (i); (xvii) any expenses related to the removal of hazardous substances as defined in any presently existing applicable environmental law or regulation brought on the Premises by Landlord, its agents, contractors or employees; (xviii) costs and expenses incurred in connection with financing, refinancing or syndication of the Building; (xix) any cost or expense which is specific to Buildings 10, 20, 30, 70 or any other building which is hereafter part of the project of which the Building is a part (the "Adjacent Buildings"); (xx) other items not customarily included as operating expenses for comparable buildings in the Market; (xxi) costs or expenditures resulting from Landlord's default or from proven acts of negligence or willful misconduct committed by Landlord, its agents, contractors or employees. Any cost or expense which benefits one or more of the Adjacent Buildings in addition to the Building shall be allocated among the benefited buildings in proportion to the square footage of the benefited buildings.

                              (k) Within three (3) months of Tenant's receipt of
                  a statement from Landlord showing computation of the Adjustments (or at any time if Landlord fails to provide such a statement), Tenant may, upon thirty (30) days' written notice to Landlord and at Tenant's sole cost and expense, conduct an audit of Landlord's books and records with respect to Adjustments. Officers or agents of Tenant shall conduct such audit during regular business hours at Landlord's offices. If such audit shall disclose an error in Landlord's calculation of Adjustments for such year, proper adjustment shall forthwith be made between Landlord and Tenant to correct any overpayment or underpayment of Adjustments by Tenant (with any adjustment by Landlord in favor of Tenant to be in the form of a credit against future rent). In the event such audit discloses an overstatement of Adjustments by Landlord of more than ten (10) percent, Landlord shall pay the cost of such audit.

                              (1) Any costs which would be capitalized in
                  accordance with generally accepted accounting principles ("Capital Costs") shall be amortized on a straight line basis over the useful life expectancy of same. The amortized cost allocable to a particular year shall be includable in Adjustments for such year in accordance with the following:
                  (i) any costs incurred in acquiring and installing any device or equipment reasonably believed by Landlord to improve the operating efficiency of any system within the Building shall be included in Adjustments in its entirety; (ii) any costs incurred in making an improvement to the Building in order to comply with any law enacted after the date the Building is constructed shall likewise be included in

                  Adjustments in its entirety; (iii) the costs to maintain the Extra Parking, (iv) otherwise, the amount included in Adjustments on account of such Capital Costs (exclusive of the costs described in clauses (i), (ii) and (iii) which shall be included in their entireties) in any year shall not exceed the Capital Costs Cap. The term "Capital Cost Cap" shall mean (i) $.30 per square foot during the first year of the Term and
                  (ii) during each succeeding year an amount equal to the product of $.30 per square foot and a fraction, the numerator of which is the Index most recently published prior to the first day of the year in question and the denominator of which is the Index most recently published prior to the Commencement Date. As used herein, the Index shall mean the Bureau of Labor Statistics Consumer Price Index (All Urban Consumers - U.S. City Average 1982-84 = 100). In the event the Index ceases being published, Landlord shall select a replacement index which will result in comparable adjustments.

DESTRUCTION                10. If the Building is totally destroyed (or so
TO                substantially damaged as to be unable to be restored or
PREMISES          repaired within 180 days of the fire or other casualty as
                  determined by Landlord's Insurance adjuster) by storm, fire, earthquake, or other casualty, the Lease, shall at the option of either party, by giving notice within thirty (30) days of such destruction or damage, terminate as of the date of such destruction or damage, and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises, but not the entire Building, are damaged or are rendered partially or wholly untenantable by any such casualty, rental shall abate in proportion to the area of the Premises which cannot be used or occupied by Tenant as a result of such casualty and Landlord shall restore the Premises within 180 days of the date of such casualty unless prevented from doing so for reasons beyond Landlord's control, in which event such restoration period shall be so extended for up to 60 days. If the Premises are not restored within the period of time specified in the preceding sentence, Tenant shall be entitled to terminate this Lease by written notice to Landlord. In no event shall rent abate if damage or destruction to the Premises is the result of negligence of Tenant, its agents or employees, except to the extent or rental or business interruption insurance proceeds received by Landlord.

RULES                     11. Tenant will observe and comply with the "Rules
AND               and Regulations" attached hereto as Exhibit C and made a part
REGULATIONS       hereof and such further reasonable rules and regulations as
EXTRA PARKING     Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the Building.
                  Landlord shall have the exclusive right to regulate and control parking areas and Tenant hereby agrees to conform to such rules and regulations as Landlord may establish. Tenant shall have the nonexclusive use of 266 automobile spaces for free parking on the Property shown in Exhibit A-1 for its employees, vendors, and business invitees. Tenant shall not allow more than 266 cars to be parked on the Property for any employee, visitor, contractor, vendor, or other business invitee. Landlord shall make available to Tenant on a non-exclusive basis within sixty (60) days after prior written notice from Tenant, 20 extra parking spaces in an area no more than 450' from any door of the Building, so that Tenant shall have access and non-exclusive use of a total 366 automobile parking spaces (266 on the Property, 80 on Extra Parking, plus
                  20 undesignated). Notwithstanding any to the contrary, Landlord shall have the right to relocate the Extra Parking within an area 450' from any door of the Building in connection with the dedication of all or any part of Mansell
                  Court East to the City of Alpharetta. In no event shall Landlord adopt any rule or regulation which does not apply to all tenants, including rules and regulations providing for reserved parking except for the Extra Parking. Landlord shall not provide reserved parking on the Property except that up to 150 parking spaces may be reserved for tenants if such spaces are no closer than 200 feet from the Building, provided a pro rata share of such spaces are provided to Tenant. Landlord shall not enforce any of the rules and regulations in a manner which is discriminatory against Tenant.

Default                    12. (a) The following constitute a Default: Any
                  failure to pay rent or other charges due hereunder as and when the same shall be due and payable (provided, however, that no more than twice during any calendar year, a Default shall not have occurred unless Tenant has failed to cure any such failure within three (3) days following written notice thereof from Landlord) or if Tenant defaults in performing any other of Tenant's non-monetary obligations hereunder and fails to cure such default within thirty (30) days after written notice from Landlord (or such longer period as may reasonably necessary to cure such default if such default is not reasonably susceptible of being cured within thirty (30) days, provided Tenant promptly commences its efforts to cure such default within thirty (30) days and proceeds with due diligence and good faith thereafter); or if Tenant files for or is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's property, including Tenant's interest in the Premises, and such receiver is not removed within sixty
                  (60) days after written notice from Landlord to Tenant to obtain such removal; or if whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; or is proposed to be reduced or payment should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then and in any of said events, all rental and other charges then due shall immediately be due and payable by Tenant. Landlord may, at its option, at any time thereafter (but only during continuance of such Default or condition) terminate this Lease by written notice to Tenant. After an authorized assignment or subletting, the occurrence of any of the foregoing defaults or events shall affect this Lease only if caused by or happening to the assignee or sub-lessee. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith enter the Premises and repossess himself thereof, and remove all persons and effects therefrom; using such force as may be necessary, without being guilty of trespass, forcible entry or detainer or other tort.

                  (b) Landlord acknowledges and agrees that the Landlord's agreement to provide a total of 366 parking spaces for the Tenant is a material inducement to Tenant to enter into this Lease, and that Tenant would not have entered into this Lease but for such agreement. When more than eight percent (8%) of the 366 parking spaces allocated to Tenant herein are made unavailable for use by Tenant due to causes within the exclusive control of Landlord, including without limitation, the sale, conveyance, or foreclosure of property on which Tenant has parking rights (hereinafter referred to as a "Parking Deficiency"), Tenant shall notify Landlord of such Parking Deficiency. If the Parking Deficiency continues for a period of one-hundred eight (180) days without Landlord providing during such time reasonable, replacement parking alternatives at no cost or expense to Tenant, then Tenant may cancel this Lease after thirty (30) days notice to Landlord. As to the 266 parking spaces allocated to Tenant within the Property, only Tenant's pro rata share of such parking spaces (rounded down to the nearest whole number) shall be included in the computation of the number of parking spaces made unavailable for use by Tenant. Tenant's pro rata share of each parking space located within the Property is hereby agreed to be thirty-eight percent (38%). Accordingly, for each such parking space made unavailable for use, 0.38 parking spaces shall be deemed to have been made unavailable for use by Tenant. As to all parking spaces allocated to Tenant other than those located within the Property, each such space made unavailable for use shall be deemed to be a parking space made unavailable for use by Tenant. By way of example, in the event 10 spaces within the Extra Parking and 30 spaces within the Property are made unavailable for use, a total of 21 spaces (10 within the Extra Parking and 11 within the Property) shall be deemed to be made unavailable for use by Tenant. For purposes of this Lease, causes of parking unavailability not within the exclusive control of Landlord shall include, but shall not be limited to, force majeure, maintenance of underground utilities, exercise(s) of the power of eminent domain, or changes in any zoning or other laws, ordinances or regulations (or in the application or interpretation thereof).

RE-LETTING                 13. Upon Tenant's Default of this Lease, as defined
BY                herein above, Landlord, at Landlord's option, without
LANDLORD          termination of this Lease and as Tenants agent, may enter upon and rent the Premises at the best price obtainable by reasonable effort, without advertisement, and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between all rent reserved hereunder and the total rental applicable to the Term hereof obtained by Landlord on re-letting, and for Landlord's expense in restoring the Premises and all costs incident to such re-letting.

EARLY                      14. No termination of this Lease prior to the normal
TERMINATION       ending thereof by the lapse of time or otherwise shall affect
                  Landlord's right to collect rent and other charges due.

ASSIGNMENT                 15. Tenant may assign this Lease and any interest
SUBLETTING        hereunder, or sublet the Premises or any part thereof, or
                  permit the use of the Premises to or by any affiliate of Tenant without the approval of Landlord. Tenant may not assign this Lease and any interest hereunder or sublet the Premises or any part thereof or permit the use of the Premises by any party other than an affiliate of Tenant without the prior written consent of Landlord. The term "affiliate" shall mean any entity now or hereafter directly or indirectly in control of, controlled by or under common control with Tenant or its principals; or into which or with which Tenant intends to merge or consolidate; or which agrees to acquire all or substantially all of Tenant's outstanding stock, partnership interests or assets. The terms "control", "controlled by" and "under common control with" shall mean, with respect to any entity, the possession of the power to direct or cause the direction of the management and policy of such entity, whether through the ownership of voting securities or contracts.
                  Tenant agrees to provide to Landlord notice of any such assignment or sublease to an affiliate of Tenant. If Landlord approves Tenant's sublease or assignment, Landlord, as a condition of its approval, shall (1) be paid $1,000.00 to reimburse Landlord for its administrative review of the sublease or assignment; (2) receive a fully executed copy of the sublease or assignment; (3) hold Tenant liable under this Lease as if there were no sublease or assignment (4) modify paragraphs 1, 7, and 11 of this Lease to provide for automobile parking and personnel occupancy to be reduced to
                  4.0 people or cars/1000 square feet rentable (226 people or cars) in lieu of the 366 people or cars provided otherwise herein; (5) require a Security Deposit in the amount of $100,000; and (6) delete paragraph 40, hereof so that there shall be no Renewal Option. In the event Tenant subleases or assigns the Premises or any part thereof to a party other than an affiliate at a rental rate exceeding the Base Rental due
                  Landlord herein, the excess rental received by Tenant, less the cost of subleasing or assigning the Premises, shall be due to Landlord within ten (1O) days after receipt of such excess by Tenant.

EMINENT DOMAIN             16. If all or any substantial part of the Premises,
                  the land on which the Building stands, any portion of the common areas necessary for the use and enjoyment of the Premises or any estate therein is taken by virtue of eminent domain or is conveyed or leased in lieu of such taking, the Lease shall expire on the date when title shall vest, or the term of such lease shall commence, and any rent paid for any period beyond said date shall be repaid to Tenant. Widening of streets abutting the land on which the Building stands and/or loss of less than 8% of the total Parking Spaces including Extra Parking shall not affect this Lease, provided no part of the Building is taken. Tenant shall not be entitled to any part of any condemnation award granted to Landlord or to any payment in lieu thereof, but Tenant shall be entitled to file its own claim for damages with the condemning authority. If less than substantially all of the Premises, the land on which the Building stands, or the common areas necessary for the use and enjoyment of the Premises is so taken and such taking renders a portion of the Premises untenantable and Tenant could reasonably be expected to continue to operate within the remaining Premises, Landlord shall provide Tenant an offset against the Base Rental and Adjustments next owing under this Lease (with the amount of such offset being determined pro rata based on the portion of the Premises rendered untenantable) from and after the date of such taking until such time as said portion of the Premises, the land on which the Building stands, or said common area so taken is restored by Landlord; provided, however, that Landlord shall have no restoration obligation pursuant to this Paragraph 16.

ENTRY                      17. Landlord may enter the Premises at reasonable
                  hours and upon reasonable verbal request to show the Premises to mortgagees, or prospective purchasers or tenants, or to inspect the Premises, or to make repairs required of Landlord under the terms hereof or repairs to adjoining space within the Building. Such entry by Landlord shall not entitle Tenant to any rent abatement, unless such entry by Landlord deprives Tenant of the use of all or a substantial portion of the Premises during operating hours of the Building as specified in Paragraph 8(a). In such event, Base Rental shall abate on a pro rata basis for the unusable space from and after the seventh (7th) day during which Tenant's use and enjoyment of the Premises is so deprived. Landlord agrees to exercise its rights pursuant to this paragraph 17 in a manner so as not to unreasonably interfere with Tenant's use and enjoyment of the Premises.

TRANSFER                   18. OMITTED
OF TENANTS

SUBORDINATION              19. (a) This Lease shall be subject and subordinate
                  to all security deeds which may now or hereafter affect this Lease or the real property of which the Premises form a part, and also to all renewals, modifications, extensions, consolidations and replacements of such underlying security deeds. In confirmation of the subordination set forth in this Paragraph 19, Tenant shall, within five (5) days after written request of Landlord or the holder of any security deed, execute and deliver such further instruments as may be desired by any holder of an underlying security deed. Notwithstanding the provisions of this Paragraph 19, Tenant shall, at the request of any holder of a security deed, mortgage or other lien affecting this Lease of the real property of which the Premises form a part, be bound to any such holder which succeeds to Landlord's interest through foreclosure or otherwise under all the terms, covenants and conditions of this Lease for the term remaining, and Tenant shall promptly attorn to such succeeding party as its Landlord under this Lease. Tenant agrees that should any succeeding party require a separate attornment agreement regarding matters covered by this Lease, then Tenant shall enter into any such attornment agreement, provided it does not otherwise modify this Lease and has no adverse effect upon Tenant's continued occupancy of the Premises. Landlord hereby advises Tenant that as of the date of execution hereof, the real property of which the Premises is a part is encumbered by and subject to a deed to secure debt. Landlord shall cause its lender to enter in a subordination, nondisturbance and attornment agreement with Tenant, similar in from to Exhibit "D", attached hereto, within thirty (30) days after the date of this Lease. There is no mortgage on the Extra Parking land except for mortgaged access easement right benefitting the adjacent properties. Notwithstanding any provisions to the contrary contained in this paragraph 19, in no event shall this Lease be subject and subordinate to any future security deed, mortgage or lien unless the holder thereof provides an agreement, in form and substance reasonably satisfactory to Tenant, agreeing to recognize this Lease in the event of a foreclosure.

                              (b) If Tenant shall not be in default beyond any
                  applicable notice or grace period, Tenant shall have the right to peaceably and quietly occupy and enjoy the full possession and use of the Premises, subject, however, to the terms of this Lease. Landlord agrees to take reasonable steps to cause any noises, odors or other similar occurrences originating in portions of the Building other than the Premises from disturbing Tenant's use and enjoyment of the Premises. Tenant acknowledges that certain levels of noise and certain odors are unavoidable consequences of occupying space in a multi-tenant office building. Tenant acknowledges further that the construction of improvements on floors adjacent to the Premises will occur from time to time during the Term and that such construction will result in noise which Tenant may find unpleasant. Landlord nevertheless agrees to take such actions as are taken by the owners of comparable buildings in the Market to cause construction activities to be conducted in such a way as to minimize the disruption of Tenant's use and occupancy of the Premises.

INDEMNITY/                 20. Tenant hereby on behalf of itself and any party
HOLD              holding by, through or under Tenant agrees to indemnify and
HARMLESS          hold harmless Landlord, its agents, contractors and employees in the following manner:

                              (a) Against any default under this Lease by Tenant
                  or any party holding by, through or under Tenant for any and all damages, costs, claims of liabilities of whatsoever nature sustained by Landlord or any party holding by, through or under Landlord as a result of such default or failure.

                              (b) Against any and all claims, damages, losses
                  and liabilities, whatsoever their nature, cause or origin, attributable in any manner to the negligence of Tenant, agents, contractors, employees or to the use and occupancy of the Premises or the Building by Tenant, its agents, contractors, employees, licensees or invitees.

                              (c) Against any and all damage or injury to the
                  Premises, to Tenant's own property, to Tenant, its agents, contractors, employees, invitees or licensees arising from any use or condition of the Premises, and from any act or failure by Tenant with respect thereto.

                              (d) Against any and all damages to Tenant of
                  whatsoever nature resulting from or caused by the condition of the Premises, or the Building and or cessation of operations or malfunction of any equipment or apparatus serving the Premises or the Building.

                              (e) Against any and all losses or damages to any
                  person or property of Tenant, its agents, contractors, employees, invitees or licensees occasioned by fire, act of God, public enemy, injunction, riot strike, insurrection, war, court order, requisition, or order of governmental body or authority, or other matters beyond the reasonable control of Landlord.

                              (f) Notwithstanding the terms of subparagraph (a)
                  through (e) above, the only exception to Tenant's full assumption of and liability for any and all claims whatsoever their nature, cause or origin which relate to the Premises, the Building and equipment and apparatus located therein and walks and entryway thereto shall be only those claims resulting from Landlord's default or from proven acts of negligence or willful misconduct committed by Landlord, its agents, contractors or employees. Notwithstanding the terms of subparagraphs (a) through (e) above, Landlord hereby and on behalf of itself and any party holding by, through or under Landlord agrees to indemnify and hold harmless Tenant, its agents, contractors and employees from any and all loss, damage, liability, cost and expense (including without limitation, attorney's fees and court costs) incurred by Tenant, its agents, contractors, employees, invitees or licensees resulting from Landlord's default or from proven acts of negligence or willful misconduct committed by Landlord, its agents, contractors or employees.

                              (g) Tenant's obligation in Paragraph 20 shall be
                  secured by a $5,000,000 liability insurance policy covering this obligation issued by a company rated "A" by Best's Rating Service with a certificate thereof deposited with Landlord upon the execution hereof. Said policy shall name Landlord as an additional insured and shall not be terminated or canceled without thirty (30) days prior written notice to Landlord by carrier of such insurance. Tenant's failure to provide and maintain said insurance policy within the applicable notice and cure period shall be a Default in Paragraph 12, above.

FIRE AND                   21. Tenant shall carry fire and extended coverage
EXTENDED          insurance insuring its interest in Tenant's improvements in
INSURANCE         the Premises and its interest in its office furniture,
COVERAGE          equipment and supplies therein. Tenant shall, within thirty
                  (30) days following notice from Landlord, deposit with Landlord the policy or policies of such insurance or a certificate or certificates thereof. The instrument or instruments deposited with Landlord hereunder shall evidence that such insurance is in full force and effect, that such insurance will not be terminated or canceled without ten (10) days prior notice to Landlord by the carrier of such insurance. Landlord covenants and agrees that it will carry a "Special Form" all risk insurance policy with respect to the Building in an amount not less than 100% of replacement cost of the Building (subject to customary deductibles).

WAIVER OF                  22. Anything in this Lease to the contrary
SUBROGATION       notwithstanding, Landlord and Tenant hereby waive and release each other, and their respective partners, agents and employees, of and from any and all rights of recovery, claim, action or cause of action against each other, their agents, officers and employees, for any injury or death or any loss or damage that may occur to the Premises, the Building or any of the contents thereof, to the extent that such loss or damage is covered by the insurance carried by Landlord and Tenant hereunder (or if either Landlord or Tenant defaults in its obligation to carry insurance pursuant to the terms of paragraphs 20 or 21 above, to the extent that such loss or damage does not result from gross negligence or intentional misconduct of the party being released and such loss would have been covered under the policies required to be carried pursuant to paragraph 20 or 21 above taking into account any so-called "deductibles") and regardless of cause or origin, including but not limited to negligence of Landlord or Tenant or their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company, each party to this Lease agrees immediately to give to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss written notice of the terms of the mutual waivers contained in this paragraph, and to use its reasonable good faith efforts to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waiver contained in this section. If despite using its good faith efforts, either party is unable to obtain such an endorsement, such party shall promptly provide written notice of such failure to the other party. In such event, the waiver and release granted above by the party unable to obtain such endorsement shall not apply until such time as such endorsement is provided. Landlord and Tenant acknowledge that the waivers and releases set forth in this paragraph are intended to result in any loss or damage which is required to be covered by insurance pursuant to the terms of this Lease being borne by the insurance carrier of Landlord or Tenant, as the case may be.

LANDLORD'S                 23. The rights given to Landlord herein are in
RIGHTS addition to any rights that may be given to Landlord by any statute or otherwise.

HOLDING                    24. If Tenant remains in possession of the Premises
OVER or any part after expiration of the Term hereof with Landlord's acquiescence and without any specific agreement between theparties, Tenant shall be a "Tenant at Will" and such tenancy shall be subject to all the provisions hereof except that the monthly portion of the Base Rental shall be increased by fifty percent (50%) for the first two months of the hold-over period then shall be doubled for the remaining hold-over period and there shall be no renewal of this Lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of the Premises by Tenant after the expiration of the term other than as "Tenant at Will".

NO WAIVER                  25. (a) The failure of either party to insist in any
CHANGES instance on strict performance of any covenant or condition or hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot be changed or terminated orally.

MARGINAL                   26. The marginal notations in this Lease are included
NOTATIONS         for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

NOTICE                     27. Any notice by either party to the other shall be
                  valid only if in writing and delivered personally (including delivery by express courier), sent by registered or certified mail addressed (1) if to Tenant at 8800 Roswell Road, Suite 295, Atlanta, Georgia 30350 prior to the Commencement Date, and thereafter at the Premises c/o the President of Tenant, and (2) if to Landlord, at Landlord's address set forth above, or at such other address for either party as that party may designate by notice to the other. Notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the delivery thereof or refusal to accept delivery thereof.

HEIRS AND                  28. The provisions of the Lease shall bind and enure
ASSIGNS to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and where permitted assigns, it being understood that the term "Landlord", as used in this Lease, means only the owner, or the lessee for the time being of the land and the Building of which the Premises are a part, so that in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and the Building. Should the land and the entire Building be severed as to ownership by sale and or lease, then the owner of the entire Building or lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding party Landlord for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding party Landlord.

ENTIRE                     29. This Lease contains the entire agreement of the
AGREEMENT         parties hereto and no representations, inducements, promises
AND               or agreements, oral or otherwise, between the parties not
ENFORCEABILITY    embodied herein shall be of any force or effect. If any term or provision of this Lease shall be invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby; if the application of any term or provisions of this Lease to any person or circumstance shall to any extent be invalid or unenforceable, such term or provision shall remain applicable as to those persons or circumstances to which it shall be valid and enforceable; and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

SECURITY                   30. OMITTED, subject to Tenant being rated "A" by
DEPOSIT           Moody's upon the Commencement Date.

ATTORNEY'S                 31. Any amounts payable hereunder by Tenant to
FEES AND          Landlord or vice versa which are not paid within five (5) days
HOMESTEAD         of the date due shall incur a late fee of five percent (5%) of the amount due and shall bear interest per annum at the rate published by the Wall Street Journal as the prime rate per annum plus four percent (4%) or the highest legal interest rate from said due date. If amounts owing Landlord by Tenant or Tenant by Landlord are collected by or through an attorney at law, the party owing such sums agrees to pay the reasonable attorney's fees actually incurred by the other party. Tenant waives all homestead rights and exemptions which he may have under any laws as against any obligation owing under this Lease. Tenant hereby assigns to Landlord his homestead and exemption.

GENDER                     32. The parties "Landlord", "Tenant" and "Agent" and
                  pronouns relating thereto, as used herein shall include male, female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NO ESTATE                  33. (a) It is understood and agreed that Tenant has
IN LAND only a usufruct under this Agreement, which is not subject to levy and sale, and that no estate shall pass out of Landlord to Tenant hereunder with Tenant's rights to the use of the Premises being solely contractual.

ENVIRONMENTAL              34. Landlord represents to Tenant that the real
MATTERS property on which the Building is to be built and the Building upon construction shall contain no Hazardous Substances. Landlord agrees to indemnify and hold Tenant harmless from and against any and all losses, liabilities, costs and expenses (including without limitation, attorney's fees, court costs, inspection fees and remediation costs) suffered by Tenant on account of the breach of the foregoing representation. Tenant agrees to indemnify and hold Landlord harmless from and against any and all losses, liabilities, costs and expenses (including without limitation, attorney's fees, court costs, inspection fees and remediation costs) suffered by Landlord arising from any Hazardous Substances introduced, released by or placed in the Premises, the Building or the real property on which the Building is located by Tenant, its agents, contractors or employees. As used in this Lease, the term "Hazardous Substances" means asbestos, polychlorinated biphenyl, petroleum products and such materials, waste, contaminates or other substances defined as toxic, dangerous to health or otherwise hazardous by cumulative reference to the following sources as amended from time to time: (i) the Resource Conservation and Recovery Act of 1976, 42 USC ss.6901 et. seq. ("RCRA"); (ii) the Hazardous Materials Transportation Act, 49 USC ss. 1801, et. seq.; (iii) the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 USC ss.9601 et. seq. ("CERCLA"); (iv) applicable laws of the jurisdiction where the Property is located, and (v) any federal, state or local statutes, regulations, ordinances, rules or orders issued or promulgated under or pursuant to any of those laws or otherwise by any department, agency or other administrative, regulatory or judicial body.

TIME OF                    35. Time is of the essence of this Agreement.
ESSENCE

COMMISSION                 36. Landlord and Tenant hereby acknowledge that Dove
                  Properties, Inc. ("Dove") acted as agent for Landlord and CB Commercial Real Estate Group, Inc. (Dove and CB are herein referred to as the "Agents") acted as agent for the Tenant in this transaction. The Landlord, its successors and assigns shall be responsible for Agents' commission, as specified in a separate agreement between Landlord and Agents. Landlord and Tenant hereby respectively acknowledge that no other party acted as agent for it in this transaction and agree to hold harmless and indemnify each other against claims to the contrary.

ESTOPPEL                   37. Tenant shall, from time to time, no more than
CERTIFICATE       once a year, upon the request of Landlord, deliver the
                  Landlord an estoppel certificate or certificates, jointly or separately addressed to Landlord, or any holder of a security deed, mortgage, or other lien affecting the Premises, executed by an appropriate representative of Tenant, and stating to the extent accurate that: (1) Tenant has uncondi-tionally accepted the Premises; (2) to the best of Tenant's knowledge, Landlord is not in default under this Lease,
                  (3) Tenant has not paid any rent in advance of the date when due under this Lease; and (4) Tenant has no known offset, charge or deduction against its rent obligations. Tenant will also certify to any other matter reasonably required by Landlord or any such holder. Landlord shall provide a comparable certificate to Tenant upon request from time to time, but no more than once a year.

EXCULPATORY                38. If Landlord fails to perform its obligations in
LANGUAGE accordance with any of the provisions of this Lease, Landlord agrees that it shall, to the extent and under the conditions provided for in this Lease, be liable to Tenant on account of any damages caused thereby, but Tenant agrees that any money judgment resulting from such failure shall be satisfied only out of Landlord's interest in the Building and the land of which the Premises are a part, and no other real, personal or other property of Landlord or of the partners comprising Landlord, or of the officers, shareholders, director, partners, or principals of such partners comprising Landlord, shall be subject to levy, attachment, or execution, or otherwise sued to satisfy any such judgment. Tenant hereby waives any right to satisfy a judgment against Landlord except from Landlord's interest in the Building of which the Premises are a part. The term, "Landlord", as used in this Paragraph, shall mean only the owner or owners at the time in question of the fee title or interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed (but not from previously accrued liabilities), provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership. For the purposes of this paragraph 38, "Landlord's interest in the Building" shall include the amount of any insurance proceeds or condemnation awards received by Landlord, net of any amounts retained by Landlord's Lender, and any net rents received by Landlord after the occurrence of an event of default by Landlord.

TENANT                     39. (a) Landlord shall spend on behalf of Tenant
IMPROVEMENT       fifteen and 00/100 dollars ($15.00) per rentable square foot
ALLOWANCE         (herein referred to as the "Tenant Improvement Allowance") for tile cost of designing, permitting, and constructing tenant improvements in the Premises according to the

                  Tenant Improvement Plans. This expenditure shall be in addition to Landlord's cost to construct the Base Building Improvements as reflected on EXHIBIT 8 (Landlord hereby agreeing to construct the Building so as to include the Base Building Improvements described on EXHIBIT B), except that demising walls, excluding core bathroom walls, shall not be Base Building but shall be included as tenant improvements. Tenant's desired fourth and fifth floor elevator lobby finish shall be provided to Landlord for its approval at the same time that Tenant provides Landlord its Tenant Improvement Plans. Tenant shall not be entitled to propose changes to the elevator entrance finishes.

                           (b) Tenant shall provide Landlord with architectural
                  drawings on or before January 2, 1996, and Tenant shall provide Landlord with mechanical, electrical, and plumbing plans and specifications no later than January 22, 1996. Landlord shall provide Tenant with any comments or suggested revisions to such items delivered within eight (8) days of receipt thereof. In the event Landlord fails to respond to Tenant within such eight (8) day period, Landlord shall be deemed to have approved the Tenant Improvement Plans. If Landlord provides Tenant comments and suggested revisions to the Tenant Improvement Plans within such eight (8) day period, Tenant shall make revisions within eight (8) days and provide the revised Tenant Improvement Plans to Landlord. The review and revision process shall proceed in accordance with the procedure outlined above until such time as the Tenant Improvement Plans have been approved by Landlord. The deadline for approval of the Tenant Improvement Plans is January 31, 1996.

                           (c) Landlord agrees that Tenant may elect to apply up
                  to $1.10 per rentable square foot of the Tenant Improvement Allowance towards design and construction management fees. Landlord agrees to pay such sums directly to Tenant's design firm. Tenant shall be responsible for its design firm's errors and omissions, including failure to comply with all laws, codes, and ordinances. If Tenant does not use Landlord's architect and consulting engineers to design the Tenant Improvement Plans, the actual cost of their review of the plans shall be deducted from the Tenant Improvement Allowance.

                           (d) Landlord agrees to obtain bids as to the cost of
                  construction of the work depicted in the Tenant Improvement Plans from R.J. Griffin & Company, Neil Loia, Inc., and Peachtree Building (subject to Landlord's reasonable approval thereof). Landlord agrees that Tenant may substitute either or both of Humphries & Company or Parker & Co. for one or two of the contractors named in the previous sentence, so long as Tenant demonstrates to the reasonable satisfaction of Landlord that such substituted contractor is sufficiently capable and financially stable to perform the tenant improvements. Landlord agrees to award the contract for tenant improvements to the contractor of Tenant's choice, regardless of whether such contractor is the lowest bidder, provided such contractor executes a commercially reasonable construction contract consistent with Landlord's obligations hereunder. Landlord shall not receive any construction management fees or other compensation relating to the construction of the tenant improvements, nor shall there be any chargebacks against the Tenant Improvement Allowance in connection with the Base Building Work. If the estimated cost of constructing the work on the Tenant Improvement Plans exceed the Tenant Improvement Allowance, Tenant shall deposit such excess (hereinafter referred to as the "Excess Tenant Finish Deposit") with Landlord upon ten (10) days notice from Landlord prior to start of construction of the tenant improvements. Likewise, the cost for any changes to the Tenant Improvement Plans shall similarly be deposited as Excess Tenant Finish Deposit upon ten (10) days notice from Landlord. Any unused portion of the Tenant Improvement Allowance or Excess Tenant Finish Deposit provided pursuant hereto shall be paid to Tenant in cash within sixty (60) days of the Commencement Date. If not paid within such sixty (60) day period, Tenant shall be entitled to offset any such unused portion of Tenant Improvement Allowance against Base Rental and Adjustments owing under the Lease

                           (e) If the Tenant Improvement Plans require such systems, Tenant agrees to reimburse Landlord by Landlord deducting from the Tenant Improvement Allowance the actual prorata cost to Landlord for the following items:
                  (i) Install submeter of 4th and 5th floors for electrical consumption; (ii) capacity in Landlord's generator for emergency lighting in lieu of purchasing battery packs; (iii) capacity in Landlord's generator for emergency power back-up to communication and computer systems; and (iv) extra cooling capacity from Landlord's cooling tower.

                           (f) The Tenant Improvement Allowance shall be
                  increased by the following for Base Building Work to be installed as Tenant Improvements:

                               (i) Ductwork, VAV boxes (6), controls and
                  installation for $10,740 4th and 5th floor interior zones.

                           (g) Landlord acknowledges that Tenant intends to
                  install a supplemental air conditioning unit, at Tenant's sole cost and expense, to serve the portion of the Premises housing Tenant's main computer equipment, which supplemental unit shall utilize no more than 20 tons of Landlord's cooling tower capacity. Tenant agrees that Tenant shall obtain the consent of Landlord, which shall not be unreasonably withheld, with regard to the placement and installation of any such equipment. Tenant will pay formula for the After Hours Cost defined in paragraph 8(a), except the rate shall be adjusted to reflect Tenant purchased equipment in lieu of Landlord-owned equipment; and to delete the administrative changes from Landlord.

RENEWAL OPTION

                           40. (a) So long as there is then no continuing
                  Default by Tenant under this Lease, Tenant shall have the right to lease the Premises for a renewal term of seven (7) years on the same terms and conditions as set forth herein except that (i) Base Rental shall be at a rate equal to the then-prevailing market rate for comparable space located in the Building leased for a term comparable to the renewal term, and (ii) Tenant shall also be entitled to such concessions as are offered to tenants in leases as to such comparable space and lease term (including without limitation, free rent or other rental concessions and tenant improvement allowance or improvements provided by Landlord). The terms described in subparagraphs (i) and (ii) are hereinafter referred to as the "Market Terms."

                               (b) Tenant shall exercise its renewal option by
                  providing written notice to Landlord no later than one (1) year prior to the expiration of the Term.

                               (c) Within thirty (30) days of the receipt of
                  Tenant's written notice, Landlord shall provide Tenant a written notice specifying the then-prevailing Market Terms. If Tenant notifies Landlord that it approves of the Market Terms, then this Lease shall be renewed on the Market Terms. If Tenant disapproves of the Market Terms, Tenant shall notify Landlord within thirty (30) days from the receipt of Landlord's Notice and Landlord and Tenant shall thereafter negotiate in good faith as to mutually acceptable Market Terms.

                               (d) In the event that Landlord and Tenant have
                  not reached mutually acceptable Market Terms by the one hundred eightieth (180th) days prior to the expiration of the Term, then Tenant's renewal option shall expire.

REASONABLENESS             41. Except in the case of exercise of remedies,
                  Landlord and Tenant each agree with the other that at any time during the term of this Lease either Landlord or Tenant has the right or privilege of giving approval, consent, judgment, determination or estimate (including without limitation estimates of monetary amounts), exercising an option or election, determining the other party's conformity with any standard, or otherwise making a decision or taking action or an action affecting the rights of any other tenant, all such approvals, consents, judgments, elections and decisions by Landlord or Tenant, as the case may be, shall be made both reasonably (and not arbitrarily) and with reasonable promptness.

   IN WITNESS WHEREOF, the parties therein have herunto set their hands and seals, in triplicate, the day and year first above written.

                                              TENANT:

Signed, sealed and delivered                  COMPDENT CORPORATION
in the presence of:
 /s/ A. Summey Orr III
----------------------------------            By: /s/ David Klock
Witness                                          -------------------------------
                                                 Name: David Klock
Name: A. SUMMEY ORR III                               --------------------------
     -----------------------------               Title: Chairman & CEO
Title: ATTY                                            -------------------------
      ----------------------------


                                              ATTEST:

                                              By: /s/ Sharon Graham
                                                 -------------------------------
                                                 Name: Sharon Graham
                                                      --------------------------
                                                 Title: Treasurer
                                                       -------------------------
                                                              [CORPORATE SEAL]

Signed, sealed and delivered                  LANDLORD:
in the presence of:
 /s/ A. Summey Orr III                        MANSELL OVERLOOK 100, LLC
----------------------------------
Witness                                       /s/ William M. Johnson      (SEAL)
                                              ----------------------------
Name: A. SUMMEY ORR III                       WILLIAM M. JOHNSON
     -----------------------------
Title:  ATTY
      ----------------------------


The Undersigned owner of the real property on which are located the Extra Parking consents to the use of the Extra Parking granted to Tenant in Paragraph 1 herein so long as this Lease is not in Default nor has been subleased. The Undersigned hereby executes this Lease agreement for the sole purpose of evidencing his consent to the granting to Tenant hereinabove certain non-exclusive rights in and to the Extra Parking Spaces.


Signed, sealed and delivered
in the presence of:
 /s/ A. Summey Orr III
----------------------------------
Witness                                       /s/ William M. Johnson      (SEAL)
                                              ----------------------------
Name: A. SUMMEY ORR III                       WILLIAM M. JOHNSON
     -----------------------------
Title:  ATTY
      ----------------------------


WHEN EXECUTED, PLEASE RETURN ALL ORIGINAL COPIES OF THE LEASE TO THE LANDLORD FOR ITS EXECUTION. THE LANDLORD WILL THEN RETURN ONE FULLY-EXECUTED COPY TO THE TENANT.

NOTE: If the Tenant is a corporation, two authorized officers must execute this Lease in their appropriate capacity for Tenant, affixing the corporate seal.

                                 EXHIBIT "A"





                                    [MAP]






                               MANSELL OVERLOOK
                         MANSELL 400 BUSINESS CENTER
                             ALPHARETTA, GEORGIA



JOHNSON DEVELOPMENT COMPANY                      R.J. Griffin & Company
                                                 General Contractors




                                                           ---------------
                                                           LYMAN
                                                           DAVIDSON
                                                           DOOLEY
                                                           INC.
                                                           ARCHITECTURE
                                                           INTERIOR DESIGN
                                                           PLANNING
                                                           ---------------

                                EXHIBIT "A-1"





                                 [FLOOR PLAN]



                              TYPICAL FLOOR PLAN




                               MANSELL OVERLOOK
                         MANSELL 400 BUSINESS CENTER
                             ALPHARETTA, GEORGIA


JOHNSON DEVELOPMENT COMPANY
                                                          R.J. Griffin & Company
                                                          General Contractors



                                                                 ---------------
                                                                 LYMAN
                                                                 DAVIDSON
                                                                 DOOLEY
                                                                 INC.
                                                                 ARCHITECTURE
                                                                 INTERIOR DESIGN
                                                                 PLANNING
                                                                 ---------------

                                    EXHIBIT B

                              MANSELL OVERLOOK 100
                                       AT
                           MANSELL 400 BUSINESS CENTER

                           BASE BUILDING IMPROVEMENTS



(1) The Building structure will be designed for a minimum floor live load of 80 lb. per square foot for all perimeter building bays and 125 lb. per square foot for the interior building bays. Live structural loads include all tenant added weight to be supported by the building structure including partitions, doors, furniture, equipment, and people. The increase in live load capacity for the interior building bays is to provide tenants with high capacity structural needs for file rooms, libraries, and vaults.

(2) The Building shell will include a built out and finished interior first floor corridor, stairwell enclosures and exterior perimeter walls and all building columns. The interior core on each floor will include men's and women's rest room facilities, two drinking fountains per floor, electrical, telephone, janitorial and mechanical closets, stairways and an elevator lobby. All walls adjacent to public traffic areas will be vinyl finished. The rest room facilities on each floor of the Premises will have four (4) granite lavatories and four (4) enclosed water closets for women plus three (3) granite lavatories, two (2) urinals, and two (2) enclosed water closets for men. Facilities include one handicapped accessible water closet for each men and women bathrooms on each floor, as required per applicable laws or building codes.

(3) A Concrete floor will be installed with a smooth trowel finish for installation of glued-down carpet. The Floor will be poured level and finished in accordance with current ACI Standard Specifications 117. Perimeter walls will be utilized for grounded electrical, data communications and telephone wiring installations in the Premises, at locations to be determined by Tenant.

(4) The Ground-level building lobby will be a two-story atrium in the front lobby and a one-story lobby in the rear. Granite floors with marble bands and column bases will be accented by chrome and bronze exterior and elevator doors. Mahogany suite entry doors are included as Tenant Finish.

(5) A Life Safety system will be installed in accordance with the more stringent of applicable national, state and local codes or the Americans with Disabilities Act Regulation throughout the Building, including all corridors and stairwells. It shall consist of sprinklers, smoke detectors, internal fire alarm and annunciator system, elevator recall, emergency lighting, self-illuminating exit signs hoses and extinguisher as required by applicable codes or Tenant's safety requirements. Smoke detectors will also be installed in the ceiling of any telecommunication room with both smoke and water detectors installed under the raised floor. The sprinkler system will have an approved water flow alarm connection and tamper-proof detection device connected to a central station or direct to the fire/police departments. It will include all distribution of mains, laterals, uprights and upright heads. Finished heads or "armovers" will be configured to Tenant's space layout as part of the Tenant Improvement Allowance.

(6) Electrical distribution will be provided to the main panel boxes in the electrical closet on each floor. The electrical capacity for tenant lighting and receptacles shall be sized for 6 1/2 watts per usable square foot for Tenant's consumption, over and above base building electrical requirements.

(7) A suspended, revealed edge, acoustical ceiling will be installed in Base Building grid. Tiles are stacked on floor as part of Base Building. The ceiling height will be a approximately 10'-0" on the first floor, 9'-0" on floors 2 - 6. Fine textured, non-directional acoustical tile will be installed on a 2' x 2' mechanically suspended grid system. It will have an average noise reduction coefficient of .65, an average sound transmission classification rating of .37, and a minimum combustibility rating of Class I or equal to that of local code requirements, whichever is greater.

(8) Purchased as Base Building costs and stacked on floor are modern fluorescent lighting, based on one fixture per 80 s.f. in accordance with the most recent edition of the Illuminating Engineering Society Lighting Handbook. Maintained minimum of 50 foot candles will be furnished at desk height, and the fixtures will be arranged so as to provide an even distribution of light. The light fixtures will be 2' x 4', 3 lamp fixtures. Recessed parabolic fixtures will be provided with parabolic 18 cell. Lamps are to be of the "warm white" energy saving type. Ballasts shall also be energy efficient, high power factor.

(9) The Building will be equipped with a variable air volume (VAV) heating, ventilation and air conditioning system with Direct Digital controls through a central personal computer work station. Typical building floors will be provided with 16 exterior zone PIU's (with heat), 1 core PIU (with heat), and 8 interior zone variable air volume boxes (no heat). The system will contain polyester air filters with an efficiency of no less than 30%. The fan system shall run continuously during business hours, no duty cycling. All Ducts shall be separately zoned by floor, with individual controls provided within Tenant's Premises. These individual zones, thermostatically controlled, shall be preset and tamper proof. Typical floors will have one (1) thermostat and a PIU or VAV box on the average of 1,100 square feet of usable area, and a minimum of one (1) diffuser for each 200 square feet of useable areas. Exterior slot diffusers and thermostats along the Building perimeter are Base Building Costs, all others are Tenant Finish Costs. The location of interior thermostats and diffusers will be configured according to Tenant's final space plan. The system will be designed to maintain a space temperature between 70-75 degrees F on a year-round basis, based on a maximum average occupancy of one (1) person for each 150 square feet of usable area and at least 10 cfm outside air per person. The requirements for ventilation shall comply with present ASHRAE (American Society of Heating, Refrigeration and Air-Conditioning Engineers) standard 62-1989 as a minimum requirement. The system is a self-contained floor-by-floor variable air volume system by the Trane Company (brochure available). A premium upgraded controls system using PC Windows-based software can control each digital thermostat in the building. An electronic variable speed drive has been upgraded from inlet vanes to save on maintenance and power consumption.

(10) Telephone service, as provided by the local utility, will be brought to Tenant's main telephone room. Base Building will include necessary conduit/sleeves to distribute data and telephone cable between floors.

(11) Horizontal window blinds will be installed on all tenant windows as a Base Building Cost.

(12) Three automatic passenger elevators, one of which will be designed to serve both as passenger and freight elevator and will be equipped to carry supplies and furniture when necessary. Elevator cabs will be equipped with an emergency communications/alarm system, including a bell annunciator, connected to the building security guard station or to a central alarm system. The elevator controls will have Braille lettering for eyesight impaired persons.

(13) A loading area will be provided with a maximum tractor/van clearance, as shown on the site plan.

(14) An electronically controlled card access building security system, or equivalent system, will be provided. This system will control all entry areas to Tenant's Premises from elevator lobbies on full floors which Tenant occupies or at suite entrances from public corridors and all stairwells. This system will control main building systems to ensure that Tenant's employees and property are adequately safeguarded. Each card is to be separately coded for individual employee access, and the system will be configured for a multitude of authorized access levels.

(15) Demising walls, including common corridor walls and walls between Tenant suites, will be provided. These walls will include tenant entry doors from public corridors. Demising walls will include sound attenation batt insulation to the floor deck above. Dernising walls and suite entry doors are part of the Tenant Improvement Allowance.

(16) Carpeting, in color and type as selected by Landlord, will be installed in elevator lobbies and in common corridors on all multiple-tenancy floors.

(17) All roadways necessary for Tenant's access to and egress from the Building will be completed. A directory shall be provided in the lobby of the Building, and Tenant shall be allowed space on the directory in proportion to the total rentable area which Tenant occupies in the Building. Landlord shall also provide exterior monument signs on the site, wherein Tenant shall have its prorata signage based on its occupancy of 34.9% of the Building.

(18) Aluminum conductors will be used for service entrance conductors with hi-compression lugs used for teminations.

(19) The Building cooling tower has the capacity to generate 60 tons extra cooling for Tenant conference/training rooms or computer/copier rooms.

(20) The Building has the capability to provide (at an extra charge) emergency generator power back-up to telephone and computer systems by enlarging the Base Building 14.5 kW generator. All Building core spaces emergency lighting and security systems are powered by this generator. Tenant shall pay its prorata share of enlarging the generator to provide emergency lighting to the Premises, in lieu of Tenant buying battery packs for Landlord-supplied lighting in the Premises.

                                  EXHIBIT C

                            RULES AND REGULATIONS

       (which are referred to in the within Lease and made a part thereof)

        1. The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed by tenants, or used by them for any purpose other than those ingress and egress.

        2. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweepings, rubbish, or other obstructing substances shall be thrown therein.

        3. Except as provided herein, no advertisement, sign or other notice ("sign") shall be inscribed, painted or affixed on any part of the outside or inside of the Building without the Lessor's express written consent to the sign and its location. Window shades, blinds or curtains of a uniform color and pattern only shall be used throughout the Building to give a uniform color exposure through exterior windows. No awnings shall be placed upon the Building.

        4. No Tenant shall do or permit to be done in the Building or bring or keep anything thereon, which shall in any way injure or annoy them, or conflict with the laws relating to fires, or with the regulations of the Fire Department, or any part thereof, or conflict with any of the rules and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other tenants or those having business with them. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in the Building by Tenant without Landlord's permission.

        5. Tenants shall not employ any persons other than the janitors of Landlord (who will by provided with passkeys into the offices) for the purpose of cleaning the Premises.

        6. No animals, birds, bicycles or other vehicles shall be allowed into the offices, halls, corridors, elevators or elsewhere in the Building.

        7. No painting shall be done, nor shall any alterations be made, to any part of the Building by painting up or changing any particulars, doors or windows, nor shall there be any nailing, boarding or screwing into the woodwork or plastering nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord or its agent. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole, and when any part thereof shall be broken, and same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenants shall not deface the Building, the woodwork or the walls of the Premises.

        8. The equivalent of one key for each approximately 2,000 square feet will be furnished to tenants without charge. Tenants shall not, under any circumstances, have any duplicate keys made. No additional locks or latches shall be put on any door without the written consent of Landlord. Tenant at the termination of their Lease of the Premises shall return to Landlord all keys to doors in the Building.

        9. Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles. Tenants must make arrangements with the superintendent of the Building when the elevator is required for the purpose of the carrying of any kind of freight.

        10. If tenants require wiring for a bell or buzz system, such wiring shall be done by the electrician of the Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord. If telegraphic or telephonic services are desired, the wiring for same shall be done as directed by the electrician of the Building or by some employee of Landlord who may be instructed by the superintendent of the Building to supervise them, and no boarding or cutting for wiring shall be done unless approved by Landlord or its agents.

        11. Parking facilities supplied by Landlord for tenants, if any, shall be used for vehicles that may occupy a standard parking area only (i.e., 8' x 18'). Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size. Landlord reserves the right to establish Visitors Only parking areas and to enforce visitors only parking in such areas.

        12. Landlord reserves all vending rights, except Tenant shall be entitled to install one or more vending machines in its breakroom.

        13. The Landlord shall not be responsible to any tenant for the nonobservance or violation of any of these Rules and Regulations by any other tenants, but Landlord shall use its reasonable efforts to cause other Tenants to observe the Rules and Regulations if the failure to observe such Rules and Regulations shall materially and adversely affect Tenant's use and enjoyment of the Premises. The Landlord reserves the right to make such other reasonable rules and regulations as in his judgment may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of good order therein. Regulations shall be binding upon the parties hereto the same as if they had been inserted at time of execution. This paragraph is subject to the terms of Paragraph 11 of the Lease.

                                              After recording please return to:

                                              James H. Keaten
                                              Powell, Goldstein, Frazer & Murphy
                                              Sixteenth Floor
                                              191 Peachtree Street, N.E.
                                              Atlanta, Georgia  30303


           SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


        This subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated as of ,1995, is made among, a corporation ("Tenant"), Mansell Overlook 100, LLC, a Georgia limited liability company ("Landlord"), and NationsBank of Georgia, N.A., a national banking association ("Mortgagee").

        WHEREAS, Mortgagee is the owner of a Promissory Note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated of even date herewith, executed by Landlord payable to the order of Mortgagee, in the principal face amount of $15,000,000, bearing interest and payable as therein provided, secured by, among other things, a Deed to Secure Debt, Assignment and Security Agreement (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Mortgage"), recorded, or to be recorded, in the Office of the Clerk of the Superior Court of Fulton County, Georgia, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements ("Improvements") thereon (such Land and Improvements being herein together called the "Property");

        WHEREAS, Tenant is the tenant under a lease which, including all amendments and supplements thereto, is described as follows: that certain Lease Agreement dated, by and between Landlord and Tenant, as tenant, (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

        WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred in any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

        THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.  Subordination.    Tenant agrees and covenants that the Lease and the
rights of the Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease thereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to (a) the Mortgage and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and
(b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed to secure debt or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joiner or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Mortgage (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may by unilateral subordination by Mortgagee hereafter be made superior to the lien of the Mortgage, the provisions of the Mortgage relative to the rights of the Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable by reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

        2. Non-Disturbance. Mortgagee agrees that so long as the Lease is in full force and effect and Tenant is not in default in the payment of rent additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

            a. Tenant's possession of the Premises and other rights under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

            b. Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.





                                 EXHIBIT "D"

3.   Attornment.

     a. Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement; provided, however, that in no event shall the New Owner be:

          (1) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the Property;

          (2) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord) other than any offset provided pursuant to the express provisions of the Lease;

          (3) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

          (4) bound by any amendment, or modification of the Lease hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee, which consent shall not be unreasonably withheld; or

          (5) liable for any deposit (other than the deposit described in the last sentence of Paragraph 2(a) of the Lease) that Tenant may have given to any previous landlord (including Landlord) which has not, as such, been transferred to New Owner.

   b. The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors, or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease.

   4.     Estoppel Certificate.   Tenant agrees to execute and deliver from time
to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the dare of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonably requested.

   5.     Acknowledgement and Agreement by Tenant.   Tenant acknowledges and
agrees as follows:

          a. Tenant acknowledges that landlord will execute and deliver to Mortgagee in connection with the financing of the property an Assignment of Lessor's Interest in Leases assigning the rent and all other sums due under the Lease to Mortgagee as additional security for the indebtedness evidenced by the Note. Tenant hereby expressly consents to such assignment and Tenant agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease or in the Property, subject to the provisions of this Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld), and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without the prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one (1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

          b. Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

           c. From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default, act or omission; provided, however, that Mortgagee shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee, but Tenant reserves all rights and remedies available to Tenant on account of such default.

           d. In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to the Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

           e. Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord if such notice or statement has a material impact on the economic terms, operating covenants or duration of the Lease.

           f. Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

           g. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement as to the loan which is the subject of the Security Documents, and Tenant waives any requirement to the contrary in the Lease.

           h. Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

           i. In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgage or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest of Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgement from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner nor any of their representatives, servants, employees or partners ever be personally liable for such judgement.

           j. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

           k. Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

    6.     Acknowledgement and Agreement by Landlord.   Landlord, as landlord
under the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representatives, successors and assigns, that: (a) this Argument does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

     7. Lease Status. Landlord and Tenant certify to Mortgagee that neither Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, that the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

     8.   Notices.   All notices, requests, consents, demands and other
communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of the first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

     9.   Miscellaneous.

          a. This Agreement supersedes any inconsistent provision of the Lease.

          b. Nothing contained in this agreement shall be construed to derogate from in any way impair, or affect the lien, security interest, or provisions of the Mortgage, Note, or Security Documents.

          c. This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of the Tenant under this Agreement may not be assigned except to an "affiliate" (as defined in Section 15 of the Lease), or transferred without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld.

          d. THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND APPLICABLE
     UNITED STATES FEDERAL LAW.

          e. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

          f. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

          g. If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

Signed, sealed and delivered in                MORTGAGEE:
the presence of:
 /s/ Rainey L. Astin
-------------------------------
Unofficial Witness                             By: /s/Gregory J. Wolkom
                                                  ------------------------------
                                               Name: GREGORY J. WOLKOM
 /s/ Elayne S. Bouyer                               ----------------------------
-------------------------------                Title: SUP
Notary Public                                        ---------------------------

My Commission Expires:
   November 22, 1998
-------------------------------

       [NOTARIAL SEAL]


                              [ELAYNE S. BOUYER
                                    NOTARY
                                   EXPIRES
                                   GEORGIA
                                JULY 14, 1998
                                    PUBLIC
                         FULTON COUNTY NOTARIAL SEAL]

Signed, sealed and delivered in                TENANT:
the presence of:
/s/
-------------------------------
Unofficial Witness                             By: /s/
                                                    --------------------------
                                               Name:
/s/ Lynette A. Pearson                              --------------------------
-------------------------------                Title:
Notary Public                                       --------------------------

My Commission Expires:
   November 22, 1998
-------------------------------

      [NOTARIAL SEAL]


Signed, sealed and delivered in                LANDLORD:
the presence of:
 /s/ Rainey L. Astin                           Mansell Overlook 100, LLC
-------------------------------
Unofficial Witness                             By: /s/ William M. Johnson
                                                  ------------------------(SEAL)
                                                  William M. Johnson
 /s/ Elaine S. Bouyer                             Managing Member
-------------------------------
Notary Public

My Commission Expires:

-------------------------------

      [NOTARIAL SEAL]

                              [ELAYNE S. BOUYER
                                    NOTARY
                                   EXPIRES
                                   GEORGIA
                                JULY 14, 1998
                                    PUBLIC
                        FULTON COUNTY  NOTARIAL SEAL]




ADDRESS OF MORTGAGEE:

Real Estate Banking Group
NationsBank Plaza-6th Floor
600 Peachtree St., N.E.
Atlanta, Georgia 30308
Attention:  Gregory J. Wolkom
            Senior Vice President

ADDRESS OF TENANT:



ADRESS OF LANDLORD:

70 Mansell Court
Suite 225
Roswell, Georgia 30076
Attention:  Wiliam M. Johnson
            Managing Member

                                 EXHIBIT "A"

                              OVERLOOK 100 TRACT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 543 of the 1st District, 2nd Section, City of Alpharetta, Fulton County, Georgia, containing
8.177 acres and being depicted as "Mansell Overlook 100" on that certain Survey, dated March 6, 1995, last revised September 13, 1995, for Mansell Overlook 100, LLC, NationsBank of Georgia, N.A., and Chicago Title Insurance Company prepared by Anastasios S. Costarides of C&C Land Surveyors, Inc., Registered Georgia Land Surveyor No., 2448, said land being more particularly described as follows:

        TO FIND THE TRUE POINT OF BEGINNING, commence at a point located at the intersection of the easterly right of way line of Warsaw
        Road (a 60 foot right-of-way) and the southerly right-of-way line of Mansell Road (a variable right-of-way);

        RUNNING THENCE along the southerly right-of-way line of Mansell Road South 86 degrees 12 minutes 39 seconds East a distance of
        108.24 feet to a point;

        THENCE CONTINUING along the southerly right-of-way line of Mansell Road South 87 degrees 18 minutes 39 seconds East a distance of
        100.57 feet to a point which point is the TRUE POINT OF BEGINNING;

        THENCE CONTINUING along the southerly right-of-way line of Mansell Road South 87 degrees 18 minutes 39 seconds East a distance of 4.54 feet to a point;

        THENCE CONTINUING along the southerly right-of-way line of Mansell Road South 87 degrees 35 minutes 38 seconds East a distance of
        100.92 feet to an iron pin found;

        THENCE CONTINUING along the southerly right-of-way line of Mansell Road South 88 degrees 30 minutes 28 seconds East a distance of
        676.49 feet to a point;

        THENCE LEAVING said right-of-way line and running South 00 degrees 58 minutes 37 seconds West a distance of 130.61 feet to a point;

        RUNNING THENCE North 89 degrees 01 minutes 23 seconds West a distance of 18.00 feet to a point;

        RUNNING THENCE South 00 degrees 58 minutes 37 seconds West a distance of 403.80 feet to a point;

        RUNNING THENCE South 58 degrees 00 minutes 43 seconds West a distance of 6.77 feet to a point located on the northeasterly right-of-way line of Mansell Court East (a 60 foot private drive);

        RUNNING THENCE along the northeasterly right-of-way line of Mansell Court East an arc distance of 199.44 feet along a curve to the left (said curve having a chord line running North 62 degrees 47 minutes 28 seconds West a distance of 192.64 feet and a radius of
        219.91 feet) to a point;

        THENCE CONTINUING along the northerly right-of-way line of Mansell Court East North 88 degrees 47 minutes 18 seconds West a distance of 588.92 feet to a point;

        THENCE LEAVING said right-of-way line and running North 01 degrees 30 minutes 50 seconds East a distance of 250.31 feet to a point;

        RUNNING THENCE North 01 degrees 18 minutes 42 seconds East a distance of 209.01 feet to a point, which point is the POINT OF BEGINNING.